VANGUARD
MONEY MARKET
RESERVES

Annual Report
November 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS
                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                   Portfolio
                                    Profiles
                                       8

                                  Performance
                                   Summaries
                                       11

                                   Financial
                                   Statements
                                       15

                                   Report Of
                                  Independent
                                  Accountants
                                       32

                                 Directors And
                                    Officers
                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan



FELLOW SHAREHOLDER,


Short-term interest rates were stable, on balance, during the fiscal year ended November 30, 1996. While a bit lower than in 1995, rates remained well above the rate of inflation. The total return of our Prime Portfolio during fiscal 1996 was +5.3%, down about 0.5% from our return in the previous year, but still more than two percentage points above the 3.2% rise in the Consumer Price Index.

     The table below presents the total return for each Portfolio and for the average competing money market fund. It also shows the premium that each Portfolio provided over its average competitor, an edge we call the "Vanguard Advantage."

-------------------------------------------------------------------------
                                              TOTAL RETURNS
                                   FISCAL YEAR ENDED NOVEMBER 30, 1996
                                   --------------------------------------
                                                 AVERAGE
                                   VANGUARD    COMPETITIVE     VANGUARD
PORTFOLIO                          PORTFOLIO       FUND        ADVANTAGE
-------------------------------------------------------------------------
Prime                              +5.3%           +4.8%            +0.5%
Federal                            +5.3            +4.8             +0.5
U.S. Treasury                      +5.1            +4.8             +0.3
--------------------------------------------------------------------------
Prime-
 Institutional Class               +5.5%           +5.2%            +0.3%
--------------------------------------------------------------------------

FISCAL 1996 PERFORMANCE OVERVIEW

Money market interest rates fluctuated moderately during the fiscal year ended November 30, 1996, but the yield on the 90-day U.S. Treasury bill ended the fiscal year at 5.1%, a shade below the yield of a year earlier. Rates declined early in the fiscal year--reaching a low of 4.9% in mid-February--largely as a result of the Federal Reserve Board's decisions to cut the federal funds rate by 0.25% in December 1995, and to repeat the action in January. The Fed's action stemmed from its perception--which was widely shared by financial markets participants--that the U.S. economy was weakening.

     Investors' perceptions soon changed, however, as a variety of economic indicators suggested the economy was picking up steam. The yield on the 90-day T-bill reversed course, topping out at 5.3% in early July, amid widespread speculation that the Fed would raise interest rates to keep the economy from overheating and inflation from accelerating. In the end, inflation did not flare up through the rest of the fiscal year, and money market interest rates gradually eased.

     All four of our Portfolios maintained their customary margin of superiority over our competitors. The main reason is that our operating expenses are lower than that of the typical money market fund. The Prime, Federal, and U.S. Treasury Portfolios operated in fiscal 1996 at an expense ratio (expenses as a percentage of average net assets) of 0.32%, less than half the 0.72% ratio of our average competitor. Our Institutional Portfolio operated at an expense ratio of 0.15%, compared to 0.41% for the average institutional money market portfolio.

     Another of our competitive strengths is the professional management provided

--------------------------------------------------------------------------
                                                   ANNUALIZED 7-DAY YIELD
                                                      ON NOVEMBER 30,
                                                   -----------------------
PORTFOLIO                                            1996           1995
--------------------------------------------------------------------------
Prime                                                5.17%          5.50%
Federal                                              5.12           5.46
U.S. Treasury                                        5.03           5.21
--------------------------------------------------------------------------
Prime-Institutional Class                            5.34%          5.67%
--------------------------------------------------------------------------

by Vanguard Fixed Income Group. Our managers make certain that the Portfolios provide the highest yields possible while maintaining liquidity and the highest levels of credit quality. This Group's professional management and rigorous standards for high quality and liquidity should help to maintain the stability of our net asset values. Of course, there are no guarantees--either by us or any other money market fund--that the $1.00 per share net asset value will be maintained under all future circumstances.

LONG-TERM PERFORMANCE OVERVIEW

The excellent performance of our Portfolios relative to competing money market funds in fiscal 1996 was no fluke. Our low operating costs, we believe, give us a sustainable advantage in our quest to provide top returns to our shareholders. The adjacent table tells the tale for the past ten years.

     The margin our Portfolios have earned over their competitors translates over time to significant sums--amounting for our Prime and Federal Portfolios to roughly $800 on initial investments of $10,000 made a decade ago. Those additional earnings are essentially a "free lunch" available to the money market fund investor, for they are attained with no sacrifice whatsoever in credit quality or liquidity.

------------------------------------------------------------------------------
                                                TOTAL RETURNS
                                       10 YEARS ENDED NOVEMBER 30, 1996
                               -----------------------------------------------
                                                           FINAL VALUE OF
                                      AVERAGE                A $10,000
                                     ANNUAL RATE         INITIAL INVESTMENT
                               ----------------------    ---------------------
                                            AVERAGE                  AVERAGE
                               VANGUARD   COMPETITIVE   VANGUARD   COMPETITIVE
PORTFOLIO                      PORTFOLIO     FUND       PORTFOLIO     FUND
------------------------------------------------------------------------------
Prime                          +6.0%       +5.5%         $17,884    $17,081
Federal                        +5.8        +5.4           17,650     16,894
U.S. Treasury                  +5.6        +5.4           17,324     16,984
------------------------------------------------------------------------------
Prime-
  Institutional Class*         +5.5%       +5.2%         $14,639    $14,378
------------------------------------------------------------------------------

*Since Portfolio's inception on October 3, 1989.

IN SUMMARY

Money market mutual funds can play two important roles: (1) in a savings plan, providing superior yields over time; and (2) in a balanced investment program, providing safety, liquidity, and current income as the short-term reserves complement to stock funds and bond funds. Money market funds provide a harbor sheltered from the volatile, stormy seas of long-term investing. Whatever your purpose in holding our Money Market Portfolios, we pledge to continue to offer low-cost, high-quality Portfolios professionally managed to provide returns that will closely track those of the overall money market. In short, we will "stay the course" we have followed for more than two decades.



/s/ JOHN C BOGLE                                    /s/ JOHN J. BRENNAN

Chairman of the Board                                     President

December 12, 1996

SPECIAL NOTICE TO SHAREHOLDERS OF THE U.S. TREASURY PORTFOLIO

Shareholders of the U.S. Treasury Portfolio approved on November 19, 1996, a reorganization of the Portfolio within a Delaware business trust. On December 2, the effective date of the reorganization, the Portfolio became an independent entity named Vanguard Treasury Money Market Portfolio and is no longer structured as a part of Vanguard Money Market Reserves. The change, proposed for the sole purpose of reducing state taxes payable by the U.S. Treasury Portfolio, has no effect on shareholders of the Prime Portfolio or Federal Portfolio. Despite this technical change, we will continue to report to the shareholders of all the Portfolios in our existing format.

SUMMARY OF SPECIAL MEETING RESULTS

The Annual Meeting of shareholders of the U.S. Treasury Portfolio of Vanguard Money Market Reserves was held at Vanguard's corporate headquarters on November 19, 1996, to approve a plan of reorganization of the U.S. Treasury Portfolio of Vanguard Money Market Reserves, Inc. into a Portfolio (the "Treasury Money Market Portfolio") of a Delaware business trust named Vanguard Treasury Fund. As shown in the table summarizing the results of the meeting, 94% of the shares that were voted endorsed management's recommendation to make this change.

                       ----------------------------------
                       For:                 1,416,129,328
                       Against:                35,633,075
                       Abstain:                55,235,382
                       Not voted:           1,336,223,865
                       ----------------------------------

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996

[PHOTO]

U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

----------------------------------------------------------------------
                                         AVERAGE ANNUALIZED RETURNS
                                      PERIODS ENDED NOVEMBER 30, 1996
                                     ---------------------------------
                                        1 YEAR     3 YEARS     5 YEARS
----------------------------------------------------------------------
Equity
   S&P 500 Index                         27.9%       21.0%       18.2%
   Russell 2000 Index                    16.5        14.0        16.8
   MSCI-EAFE Index                       12.1        11.7         9.9
----------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index            6.1%        6.5%        7.9%
   Lehman 10-Year Municipal
     Bond Index                           5.7         6.2         8.0
   Salomon 90-Day U.S. Treasury Bills     5.3         5.0         4.4
----------------------------------------------------------------------
Other
   Consumer Price Index                   3.2%        2.8%        2.9%
----------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

"THE YEAR OF LIVING CHANGELESSLY . . ."

In the fiscal year ended November 30, 1996, the three Portfolios of Vanguard Money Market Reserves performed just as one would expect given their short average maturities and their high average credit quality. With their compelling advantage in the form of lower expenses, they outperformed comparable money market mutual funds by margins ranging from 0.35% to 0.48%.

     The Portfolios also performed quite well relative to inflation, producing returns about 2% in excess of the Consumer Price Index (CPI). Historically, this "real rate" (i.e., inflation-adjusted rate) has been decidedly less generous. Hence, Portfolio shareholders enjoyed a rewarding year on an absolute basis as well as compared to competitive funds and the CPI.

     The bond market was quite volatile last year, but much of that volatility was experienced by securities with terms to maturity well beyond those contained in the three Portfolios. In the region of the yield curve that consists of securities with maturities of less than one year, the markets were relatively tranquil.

     After two minor easings of monetary policy early in the fiscal year (which resulted in the federal funds rate moving a total of 0.5% lower to 5.25% in response to a favorable inflation outlook), the Federal Reserve has held short-term interest rates steady. In public-policy discussions, Fed Chairman Alan Greenspan has cited the absence of economic imbalances (such as excessive inflation, surplus inventory, too much borrowing) that in past cycles have derailed the economy from a path of sustainable, long-term growth. Consequently, short-term securities markets, heavily influenced by the Fed's actions, have traded in a narrow band, with three-month U.S. Treasury bills yielding between 4.9% and 5.5%.

YOUR VANGUARD MONEY MARKET RESERVES PORTFOLIOS

In overseeing the Prime, Federal, and U.S. Treasury Portfolios of Vanguard Money Market Reserves, we have steered clear (as usual) of interest-rate speculation. In the environment outlined above, there is little to be gained from "swinging for the fences" with big changes in the average maturity of our Portfolios. While staying within the range of maturity lengths we consider neutral, we have leaned toward the upper end so as to garner some benefit from the upward slope of the yield curve while maintaining healthy liquidity. On several occasions, we have temporarily extended the U.S. Treasury Portfolio to take advantage of particularly appealing yields on securities with only slightly longer terms to maturity. Also--no surprise to our longer-term Prime Portfolio shareholders--we have stuck to our conservative credit-quality policies. As in other sectors of the bond market, interest-rate differentials between money market securities of high-credit-quality and low-credit-quality issuers are exceptionally narrow by historic standards. In such a climate, there is almost no cost, in terms of foregone yield, to maintaining a very

INVESTMENT PHILOSOPHY

The Fund reflects a belief that its Portfolios can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, non-financial corporations, the U.S. government, and federal agencies.

high-quality portfolio. Add to this equation the low expenses charged to our shareholders, and the result is consistently competitive returns.

Ian A. MacKinnon, Senior Vice President
Robert F. Auwaerter, Principal
John Hollyer, Principal
Vanguard Fixed Income Group

December 10, 1996

PORTFOLIO PROFILE: PRIME PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 9.

INDIVIDUAL CLASS--FINANCIAL ATTRIBUTES
---------------------------------------
Number of Issues                    334
Yield                              5.2%
Average Maturity                53 days
Average Quality                 A-1/P-1
Expense Ratio                     0.32%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       44.5%
Aa                                        46.9
A                                          8.6
Baa                                         --
Ba                                          --
B                                           --
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%

INSTITUTIONAL CLASS--FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      334
Yield                                5.3%
Average Maturity                  53 days
Average Quality                   A-1/P-1
Expense Ratio                       0.15%

DISTRIBUTION BY ISSUER (% OF TOTAL NET ASSETS)
----------------------------------------------
U.S. Government & Agency                 35.8%
Commercial Paper                         31.3
Certificates of Deposit                  28.3
Bankers Acceptances                       0.6
Other                                     4.0
--------------------------------------- -------
Total                                   100.0%

[PHOTO]

AVERAGE MATURITY. The average length of time until bonds held by the portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after an appraisal of an issuer's ability to meet its obligations.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by the portfolio.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument. Corporations issue commercial paper, while banks issue certificates of deposit and banker's acceptances.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the previous seven days and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE: FEDERAL PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------
Number of Issues                 61
Yield                          5.1%
Average Maturity            52 days
Average Quality              Agency
Expense Ratio                 0.32%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Agency                                   100.0%


PORTFOLIO PROFILE: U.S. TREASURY PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
---------------------------------------
Number of Issues                     10
Yield                              5.0%
Average Maturity                53 days
Average Quality           U.S. Treasury
Expense Ratio                     0.32%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

PERFORMANCE SUMMARY: PRIME PORTFOLIO-INDIVIDUAL CLASS


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 11/30/76-11/30/96
----------------------------------------------------------
               PRIME PORTFOLIO-INDIVIDUAL CLASS    AVERAGE
                                                     FUND*
FISCAL         CAPITAL      INCOME      TOTAL        TOTAL
YEAR            RETURN      RETURN     RETURN       RETURN
----------------------------------------------------------
1977              0.0%       4.4%        4.4%         4.8%
1978              0.0        6.7         6.7          6.9
1979              0.0       10.8        10.8         10.5
1980              0.0       12.8        12.8         12.5
1981              0.0       17.6        17.6         17.5
1982              0.0       13.1        13.1         12.8
1983              0.0        8.9         8.9          8.6
1984              0.0       10.6        10.6         10.1
1985              0.0        8.2         8.2          7.9
1986              0.0        6.8         6.8          6.4
1987              0.0        6.5         6.5          6.0
1988              0.0        7.5         7.5          6.9
1989              0.0        9.4         9.4          8.8
1990              0.0        8.3         8.3          7.8
1991              0.0        6.4         6.4          5.9
1992              0.0        3.9         3.9          3.4
1993              0.0        3.0         3.0          2.6
1994              0.0        3.9         3.9          3.5
1995              0.0        5.8         5.8          5.4
1996              0.0        5.3         5.3          4.8
----------------------------------------------------------

*Average Money Market Fund.

See Financial Highlights table on page 29 for dividend information for the past five years.

-----------------------------------------
CUMULATIVE PERFORMANCE: 11/30/86-11/30/96

        10000   10000   10000  1986 11
        10139   10133   10139  1987 02
        10291   10278   10280  1987 05
        10462   10434   10435  1987 08
1987    10649   10601   10592  1987 11
        10837   10779   10744  1988 02
        11016   10941   10901  1988 05
        11219   11128   11083  1988 08
1988    11446   11331   11287  1988 11
        11694   11571   11521  1989 02
        11979   11835   11778  1989 05
        12258   12094   12022  1989 08
1989    12522   12333   12261  1989 11
        12777   12579   12501  1990 02
        13039   12819   12753  1990 05
        13303   13065   13002  1990 08
1990    13565   13299   13239  1990 11
        13816   13537   13462  1991 02
        14036   13733   13662  1991 05
        14242   13920   13854  1991 08
1991    14433   14085   14031  1991 11
        14598   14240   14180  1992 02
        14744   14362   14320  1992 05
        14878   14475   14444  1992 08
1992    14995   14569   14552  1992 11
        15112   14676   14671  1993 02
        15224   14765   14779  1993 05
        15336   14857   14890  1993 08
1993    15449   14951   15001  1993 11
        15564   15058   15124  1994 02
        15696   15167   15261  1994 05
        15859   15303   15422  1994 08
1994    16047   15467   15606  1994 11
        16270   15675   15829  1995 02
        16512   15887   16061  1995 05
        16750   16088   16287  1995 08
1995    16981   16294   16505  1995 11
        17209   16508   16732  1996 02
        17428   16696   16942  1996 05
        17655   16883   17159  1996 08
1996    17884   17081   17376  1996 11
-----------------------------------------

---------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1996
                                            --------------------------------      FINAL VALUE OF A
                                           1 YEAR      5 YEARS  10 YEARS         $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
PRIME PORTFOLIO-INDIVIDUAL CLASS           5.31%         4.38%     5.99%             $17,884
AVERAGE MONEY MARKET FUND                  4.83          3.93      5.50               17,081
SALOMON 90-DAY
 U.S. TREASURY BILLS                       5.28          4.37      5.68               17,376
---------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
------------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                                       INCEPTION                       -------------------------------
                                         DATE    1 YEAR    5 YEARS   CAPITAL       INCOME        TOTAL
------------------------------------------------------------------------------------------------------
Prime Portfolio-Individual Class        6/4/75    5.37%      4.38%     0.00%        5.99%        5.99%
-------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: PRIME PORTFOLIO-INSTITUTIONAL CLASS


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 10/3/89-11/30/96
------------------------------------------------------------
            PRIME PORTFOLIO-INSTITUTIONAL CLASS      AVERAGE
                                                      FUND**
FISCAL                  CAPITAL   INCOME   TOTAL       TOTAL
YEAR                     RETURN   RETURN  RETURN*     RETURN
------------------------------------------------------------
1989                       0.0%     1.4%     1.4%       1.4%
1990                       0.0      8.5      8.5        8.3
1991                       0.0      6.5      6.5        6.2
1992                       0.0      4.0      4.0        3.8
1993                       0.0      3.2      3.2        2.9
1994                       0.0      4.1      4.1        3.8
1995                       0.0      6.0      6.0        5.7
1996                       0.0      5.5      5.5        5.2
------------------------------------------------------------

 *Prior to 10/28/95, total returns are for Vanguard Institutional Money Market
  Portfolio.
**Average Institutional Money Market Fund.

See Financial Highlights table on page 29 for dividend information.

CUMULATIVE PERFORMANCE: 10/3/89-11/30/96
-----------------------------------------------------------------
        10000000        10000000        10000000          1989 10
1989    10140000        10137000        10134000          1989 11
        10351000        10343000        10329000          1990 02
        10567000        10555000        10538000          1990 05
        10786000        10767000        10744000          1990 08
1990    11002000        10977000        10939000          1990 11
        11208000        11173000        11124000          1991 02
        11390000        11348000        11289000          1991 05
        11561000        11511000        11447000          1991 08
1991    11719000        11661000        11594000          1991 11
        11857000        11774000        11717000          1992 02
        11979000        11908000        11832000          1992 05
        12092000        12011000        11935000          1992 08
1992    12191000        12099000        12024000          1992 11
        12292000        12174000        12122000          1993 02
        12388000        12282000        12212000          1993 05
        12484000        12370000        12304000          1993 08
1993    12581000        12455000        12395000          1993 11
        12680000        12528000        12497000          1994 02
        12793000        12655000        12610000          1994 05
        12933000        12783000        12743000          1994 08
1994    13091000        12927000        12895000          1994 11
        13280000        13085000        13079000          1995 02
        13483000        13298000        13271000          1995 05
        13683000        13486000        13458000          1995 08
1995    13877000        13668000        13638000          1995 11
        14069000        13831000        13826000          1996 02
        14255000        14027000        13999000          1996 05
        14446000        14205000        14178000          1996 08
1996    14639000        14378000        14358000          1996 11
-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED NOVEMBER 30, 1996
                                          ---------------------------------
                                                                 SINCE          FINAL VALUE OF A
                                          1 YEAR    5 YEARS    INCEPTION     $10,000,000 INVESTMENT
---------------------------------------------------------------------------------------------------
PRIME PORTFOLIO- INSTITUTIONAL CLASS*      5.49%      4.55%        5.47%            $14,639,000
AVERAGE INSTITUTIONAL
MONEY MARKET FUND                          5.21       4.28         5.20              14,378,000
SALOMON 90-DAY
 U.S. TREASURY BILLS                       5.28       4.37         5.18              14,358,000
---------------------------------------------------------------------------------------------------

*Prior to 10/28/95, total returns are for Vanguard Institutional Money Market Portfolio.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
--------------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                          INCEPTION                           ------------------------
                             DATE       1 YEAR      5 YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------------
Prime Portfolio-
 Institutional Class**      10/3/89      5.55%        4.55%      0.00%   5.47%   5.47%

--------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

**Prior to 10/28/95, total returns are for Vanguard Institutional Money Market
  Portfolio.

PERFORMANCE SUMMARY: FEDERAL PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 7/13/81-11/30/96
-------------------------------------------------
           FEDERAL PORTFOLIO              AVERAGE
                                            FUND*
FISCAL     CAPITAL   INCOME       TOTAL     TOTAL
YEAR        RETURN   RETURN      RETURN    RETURN
-------------------------------------------------
1981          0.0%     5.9%        5.9%      5.7%
1982          0.0     11.9        11.9      11.7
1983          0.0      8.5         8.5       8.3
1984          0.0     10.2        10.2       9.8
1985          0.0      8.0         8.0       7.7
1986          0.0      6.6         6.6       6.3
1987          0.0      6.3         6.3       5.9
1988          0.0      7.2         7.2       6.7
1989          0.0      9.2         9.2       8.6
1990          0.0      8.1         8.1       7.7
1991          0.0      6.2         6.2       5.7
1992          0.0      3.8         3.8       3.4
1993          0.0      3.0         3.0       2.6
1994          0.0      3.8         3.8       3.4
1995          0.0      5.8         5.8       5.3
1996          0.0      5.3         5.3       4.8
-------------------------------------------------

*Average U.S. Government Money Market Fund.
See Financial Highlights table on page 30 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: 11/30/86-11/30/96
------------------------------------------
        10000   10000   10000      1986 11
        10137   10134   10139      1987 02
        10284   10281   10280      1987 05
        10448   10432   10435      1987 08
1987    10626   10589   10592      1987 11
        10804   10761   10744      1988 02
        10978   10923   10901      1988 05
        11173   11107   11083      1988 08
1988    11392   11293   11287      1988 11
        11631   11532   11521      1989 02
        11907   11791   11778      1989 05
        12178   12043   12022      1989 08
1989    12435   12264   12261      1989 11
        12683   12515   12501      1990 02
        12938   12752   12753      1990 05
        13195   12994   13002      1990 08
1990    13448   13210   13239      1990 11
        13683   13444   13462      1991 02
        13895   13636   13662      1991 05
        14094   13823   13854      1991 08
1991    14280   13968   14031      1991 11
        14439   14130   14180      1992 02
        14581   14256   14320      1992 05
        14713   14372   14444      1992 08
1992    14827   14445   14552      1992 11
        14938   14561   14671      1993 02
        15048   14652   14779      1993 05
        15159   14749   14890      1993 08
1993    15269   14816   15001      1993 11
        15381   14932   15124      1994 02
        15511   15042   15261      1994 05
        15670   15182   15422      1994 08
1994    15853   15317   15606      1994 11
        16070   15531   15829      1995 02
        16308   15740   16061      1995 05
        16541   15946   16287      1995 08
1995    16767   16124   16505      1995 11
        16990   16342   16732      1996 02
        17205   16531   16942      1996 05
        17427   16726   17159      1996 08
1996    17650   16894   17376      1996 11
------------------------------------------

--------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED NOVEMBER 30, 1996
                                -----------------------------------  FINAL VALUE OF A
                                1 YEAR      5 YEARS     10 YEARS    $10,000 INVESTMENT
--------------------------------------------------------------------------------------
FEDERAL PORTFOLIO                5.26%        4.33%        5.85%           $17,650
AVERAGE U.S. GOVERNMENT
 MONEY MARKET FUND               4.78         3.88         5.38             16,894
SALOMON 90-DAY
 U.S. TREASURY BILLS             5.28         4.37         5.68             17,376
--------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
--------------------------------------------------------------------------------------------
                                                                         10 YEARS
                          INCEPTION                            -----------------------------
                             DATE       1 YEAR     5 YEARS    CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------
Federal Portfolio           7/13/81      5.32%       4.33%      0.00%       5.85%      5.85%
--------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: U.S. TREASURY PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. In 1989, the Insured Portfolio was reorganized as the U.S. Treasury Portfolio.

TOTAL INVESTMENT RETURNS: 3/9/83-11/30/96
---------------------------------------------
          U.S. TREASURY PORTFOLIO     AVERAGE
                                       FUND**
FISCAL    CAPITAL   INCOME    TOTAL     TOTAL
YEAR       RETURN   RETURN  RETURN*    RETURN
---------------------------------------------
1983         0.0%     6.1%     6.1%      6.2%
1984         0.0      9.9      9.9      10.1
1985         0.0      7.5      7.5       7.9
1986         0.0      6.2      6.2       6.4
1987         0.0      6.0      6.0       6.0
1988         0.0      7.0      7.0       6.9
1989         0.0      8.9      8.9       8.7
1990         0.0      8.0      8.0       7.7
1991         0.0      5.9      5.9       5.8
1992         0.0      3.7      3.7       3.5
1993         0.0      2.9      2.9       2.6
1994         0.0      3.6      3.6       3.4
1995         0.0      5.5      5.5       5.2
1996         0.0      5.1      5.1       4.8
---------------------------------------------

 *Prior to 3/13/89, total returns are for the Insured Portfolio.

**Average Money Market Fund through 3/31/89; Average U.S. Treasury Money Market
  Fund thereafter.

See Financial Highlights table on page 30 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: 11/30/86-11/30/96
-----------------------------------------
        10000   10000   10000   1986 11
        10130   10133   10139   1987 02
        10270   10273   10280   1987 05
        10426   10429   10435   1987 08
1987    10600   10596   10592   1987 11
        10770   10767   10744   1988 02
        10938   10932   10901   1988 05
        11131   11119   11083   1988 08
1988    11345   11327   11287   1988 11
        11582   11558   11521   1989 02
        11847   11816   11778   1989 05
        12107   12067   12022   1989 08
1989    12354   12309   12261   1989 11
        12596   12541   12501   1990 02
        12847   12780   12753   1990 05
        13099   13024   13002   1990 08
1990    13346   13262   13239   1990 11
        13568   13478   13462   1991 02
        13771   13675   13662   1991 05
        13961   13861   13854   1991 08
1991    14140   14033   14031   1991 11
        14291   14176   14180   1992 02
        14427   14303   14320   1992 05
        14554   14419   14444   1992 08
1992    14660   14519   14552   1992 11
        14765   14615   14671   1993 02
        14869   14710   14779   1993 05
        14975   14805   14890   1993 08
1993    15080   14900   15001   1993 11
        15186   14995   15124   1994 02
        15307   15106   15261   1994 05
        15456   15244   15422   1994 08
1994    15627   15404   15606   1994 11
        15828   15592   15829   1995 02
        16050   15801   16061   1995 05
        16269   16008   16287   1995 08
1995    16482   16209   16505   1995 11
        16693   16404   16732   1996 02
        16899   16594   16942   1996 05
        17111   16787   17159   1996 08
1996    17324   16984   17376   1996 11

----------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED NOVEMBER 30, 1996
                                -------------------------------         FINAL VALUE OF A
                                1 YEAR    5 YEARS       10 YEARS      $10,000 INVESTMENT
----------------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO*         5.11%      4.15%          5.65%              $17,324
AVERAGE U.S. TREASURY
 MONEY MARKET FUND**             4.76       3.89           5.44                16,984
SALOMON 90-DAY
  U.S. TREASURY BILLS            5.28       4.37           5.68                17,376
----------------------------------------------------------------------------------------

 *Prior to 3/13/89, total returns are for the Insured Portfolio.
**Average Money Market Fund through 3/31/89; Average U.S. Treasury Money Market Fund thereafter.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
---------------------------------------------------------------------------------------
                                                                       10 YEARS
                          INCEPTION                             -----------------------
                             DATE       1 YEAR      5 YEARS    CAPITAL  INCOME    TOTAL
---------------------------------------------------------------------------------------
U.S. Treasury Portfolio**   3/9/83       5.15%        4.15%      0.00%   5.65%    5.65%
---------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

**Prior to 3/13/89, total returns are for the Insured Portfolio.

FINANCIAL STATEMENTS
NOVEMBER 30, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. Each Portfolio's objective is to maintain a constant NAV of $1.00 per share.

    At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Virtually the entire amount of net assets consists of Paid in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the Portfolio seldom realizes any significant gains or losses on sales of securities.

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
PRIME PORTFOLIO                                 YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (35.8%)
---------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                           5.195%     12/19/96   (1)   $ 250,000        $  249,852
Federal Home Loan Bank                           5.205%     12/23/96   (1)     300,000           299,811
Federal Home Loan Bank                           5.205%     12/24/96   (1)     100,000            99,929
Federal Home Loan Bank                           5.215%      12/4/96   (1)     183,000           182,944
Federal Home Loan Bank                           5.215%     12/27/96   (1)     230,000           229,932
Federal Home Loan Bank                            5.30%      2/20/97   (1)     300,000           299,864
Federal Home Loan Bank                            5.39%       2/4/97            58,015            57,465
Federal Home Loan Bank                            5.44%     12/11/96   (1)     100,000            99,998
Federal Home Loan Bank                           5.452%      12/6/96   (1)     395,000           394,996
Federal Home Loan Bank                           5.456%     12/26/96   (1)      50,000            49,966
Federal Home Loan Bank                            5.84%      6/27/97            37,000            36,974
Federal Home Loan Bank                            5.87%      6/27/97           100,000            99,932
Federal Home Loan Mortgage Corp.                 5.175%     12/15/96   (1)     250,000           249,820
Federal Home Loan Mortgage Corp.                 5.242%     12/19/96           299,990           299,206
Federal Home Loan Mortgage Corp.                 5.292%      2/10/97            70,960            70,229
Federal Home Loan Mortgage Corp.                 5.294%      2/11/97            80,000            79,164
Federal Home Loan Mortgage Corp.                 5.295%      2/12/97            44,000            43,534
Federal Home Loan Mortgage Corp.                 5.389%       2/3/97            18,928            18,751
Federal Home Loan Mortgage Corp.                 5.403%      12/2/96            94,533            94,518
Federal Home Loan Mortgage Corp.                 5.485%      12/4/96            55,180            55,155
Federal Home Loan Mortgage Corp.                 5.728%       6/6/97            23,290            23,260
Federal National Mortgage Assn.                  5.195%      12/4/96   (1)     400,000           399,676
Federal National Mortgage Assn.                  5.205%     12/12/96   (1)      90,000            89,943
Federal National Mortgage Assn.                  5.215%     12/29/96   (1)     100,000            99,958
Federal National Mortgage Assn.                   5.23%     12/15/96   (1)     445,000           444,778
Federal National Mortgage Assn.                  5.235%     12/17/96   (1)     150,000           149,956
Federal National Mortgage Assn.                  5.292%      2/10/97           245,000           242,478
Federal National Mortgage Assn.                   5.30%     12/26/96            15,000            14,998
Federal National Mortgage Assn.                   5.32%       2/6/97   (1)     200,000           199,894
Federal National Mortgage Assn.                   5.32%       2/7/97   (1)     200,000           199,894
Federal National Mortgage Assn.                   5.32%      2/14/97   (1)   1,050,000         1,049,470
Federal National Mortgage Assn.                   5.32%      2/17/97   (1)     330,000           329,751
Federal National Mortgage Assn.                   5.32%      2/21/97   (1)     300,000           299,961
Federal National Mortgage Assn.                   5.32%      2/25/97   (1)     465,000           464,644
Federal National Mortgage Assn.                  5.331%      1/14/97   (1)     200,000           199,922
Federal National Mortgage Assn.                  5.351%      1/16/97   (1)     150,000           149,898

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
PRIME PORTFOLIO                                 YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                  5.389%       2/3/97        $   40,465        $   40,087
Federal National Mortgage Assn.                   5.39%      12/4/96            35,000            35,000
Federal National Mortgage Assn.                  5.392%       2/6/97            25,000            24,756
Federal National Mortgage Assn.                  5.445%     12/13/96 (1)       200,000           199,959
Federal National Mortgage Assn.                  5.476%      12/9/96 (1)       350,000           349,778
Federal National Mortgage Assn.                  5.485%      12/5/96           200,000           199,880
Federal National Mortgage Assn.                   5.71%      5/20/97            50,000            49,943
---------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $8,269,924)                                                                            8,269,924
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (31.3%)
---------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (2.0%)
Banc One Corp.                                   5.367%      2/13/97            50,000            49,456
Bank of New York Co. Inc.                        5.351%      1/16/97            40,000            39,729
BankAmerica Corp.                                5.372%       2/7/97           100,000            98,999
J.P. Morgan & Co.                                5.622%     12/30/96            50,000            49,780
NationsBank Corp.                                5.372%       2/7/97           100,000            98,999
Norwest Corp.                                    5.383%      1/16/97           100,000            99,321
SunTrust Banks, Inc.                             5.383%      1/28/97            20,000            19,829
                                                                                             ------------
                                                                                                 456,113
                                                                                             ------------
FINANCE--AUTO (1.9%)
Ford Motor Credit Corp.                          5.276%     12/13/96            50,000            49,912
Ford Motor Credit Corp.                          5.395%      1/13/97           100,000            99,365
Ford Motor Credit Corp.                          5.416%       1/7/97           200,000           198,902
Toyota Motor Credit Corp.                        5.298%      12/9/96            50,000            49,944
Toyota Motor Credit Corp.                         5.42%      2/10/97            20,000            19,790
Toyota Motor Credit Corp.                        5.432%       2/3/97            29,604            29,323
                                                                                             ------------
                                                                                                 447,236
                                                                                             ------------
FINANCE--OTHER (13.1%)
A.I. Credit Corp.                                5.345%      2/10/97            30,000            29,688
A.I. Credit Corp.                                5.363%       2/5/97            20,000            19,806
A.I. Credit Corp.                                5.383%      1/30/97            25,000            24,779
American Express Credit Corp.                    5.271%     12/20/96            50,000            49,861
American Express Credit Corp.                    5.383%      1/16/97           100,000            99,322
American Express Credit Corp.                    5.391%      1/27/97            23,000            22,806
American Express Credit Corp.                    5.394%      1/29/97            50,000            49,564
Ameritech Capital Funding Corp.                  5.354%      2/10/97            50,000            49,479
Ameritech Capital Funding Corp.                  5.378%      1/22/97            25,000            24,808
Ameritech Capital Funding Corp.                  5.498%      1/24/97            19,000            18,846
Asset Securitization Cooperative Corp.           5.318%     12/12/96            25,000            24,960
Asset Securitization Cooperative Corp.           5.373%      1/23/97            25,000            24,805
Asset Securitization Cooperative Corp.           5.381%      1/29/97            20,000            19,826
Asset Securitization Cooperative Corp.           5.381%       2/3/97            25,000            24,764
Asset Securitization Cooperative Corp.           5.383%      1/22/97            30,000            29,770
Asset Securitization Cooperative Corp.           5.385%       2/4/97            28,000            27,732
Asset Securitization Cooperative Corp.           5.393%      1/28/97           150,000           148,718
Associates Corp.                                 5.383%      1/22/97            50,000            49,617
Associates Corp.                                 5.392%      1/16/97            50,000            49,660
Associates Corp.                                 5.393%      1/10/97            50,000            49,704
Associates Corp.                                 5.416%      2/26/97            50,000            49,357
Associates First Capital Corp.                   5.404%      1/10/97            50,000            49,704
Associates First Capital Corp.                   5.404%      1/17/97            50,000            49,652
Ciesco L.P.                                      5.277%     12/11/96           100,000            99,854
Ciesco L.P.                                      5.293%      12/2/96            22,992            22,989
Ciesco L.P.                                      5.356%      1/17/97            55,000            54,619
Ciesco L.P.                                       5.36%       2/3/97            30,000            29,718
Ciesco L.P.                                      5.368%      2/14/97            80,000            79,119
CIT Group Holdings Inc.                          5.313%     12/18/96           200,000           199,500
CIT Group Holdings Inc.                          5.379%      1/24/97            50,000            49,602
CIT Group Holdings Inc.                          5.381%      1/29/97            56,577            56,085
Commercial Credit Co.                            5.294%     12/20/96            25,000            24,930
Corporate Asset Funding Corp.                    5.301%     12/12/96            50,000            49,920

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
                                                YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
Corporate Asset Funding Corp.                    5.366%      1/30/97        $   50,000        $   49,558
Corporate Asset Funding Corp.                    5.404%      12/2/96            86,595            86,582
Delaware Funding                                 5.317%     12/10/96            25,288            25,254
Delaware Funding                                 5.321%     12/12/96            19,520            19,488
Delaware Funding                                 5.321%     12/16/96            94,751            94,542
Delaware Funding                                 5.323%     12/20/96            49,000            48,863
Delaware Funding                                 5.373%      1/10/97            14,205            14,121
Delaware Funding                                 5.374%      1/16/97            80,000            79,456
Delaware Funding                                 5.393%      1/21/97            25,000            24,812
Eiger Capital Corp.                              5.294%     12/20/96           110,000           109,694
Eiger Capital Corp.                              5.322%     12/18/96             9,000             8,977
General Electric Capital Corp.                   5.393%      1/17/97            50,000            49,653
General Electric Capital Corp.                   5.416%      2/25/97           100,000            98,729
General Electric Capital Corp.                   5.416%      2/26/97           100,000            98,714
General Electric Capital Corp.                   5.492%       1/6/97            50,000            49,732
General Electric Capital Corp.                    5.53%      1/24/97           325,000           322,353
General Electric Capital Corp.                   5.559%      12/2/96            50,000            49,992
General Electric Capital Corp.                   5.741%      3/10/97            50,000            49,233
Norwest Corp.                                    5.468%       1/7/97            50,000            49,723
Panasonic Finance                                5.401%      1/13/97            57,000            56,637
                                                                                             ------------
                                                                                               3,039,677
                                                                                             ------------
INDUSTRIAL (4.1%)
Bayer Corp.                                      5.373%      1/23/97            55,000            54,571
Campbell Soup Co.                                5.372%      1/15/97           100,000            99,338
Cargill Inc.                                     5.296%      12/6/96            36,000            35,974
Cargill Inc.                                     5.304%      12/3/96            13,560            13,556
Cargill Inc.                                     5.367%      1/24/97            10,850            10,764
Chevron Transport Co.                            5.383%       2/5/97            23,000            22,776
Chevron Transport Co.                            5.404%      1/17/97            17,000            16,882
Chevron Transport Co.                            5.406%      1/14/97            10,000             9,935
Chevron U.K.                                     5.364%      2/11/97            20,000            19,788
Chevron U.K.                                     5.402%      1/28/97            15,000            14,871
Chevron U.K.                                     5.428%      12/3/96            13,000            12,996
The Coca-Cola Co.                                5.274%     12/10/96            31,000            30,959
The Coca-Cola Co.                                5.276%     12/27/96            50,000            49,810
E.I. du Pont de Nemours & Co.                    5.276%     12/10/96            28,000            27,963
Exxon Capital U.S. Inc.                          5.283%     12/19/96            40,000            39,895
Exxon Imperial U.S. Inc.                          5.28%     12/16/96            15,000            14,967
Exxon Imperial U.S. Inc.                         5.293%      12/2/96            16,000            15,998
H.J. Heinz Co.                                   5.295%      12/4/96            23,351            23,341
H.J. Heinz Co.                                   5.325%     12/18/96            34,000            33,915
Kellogg Co.                                      5.292%     12/19/96            15,556            15,515
Koch Industries                                   5.27%     12/19/96           100,000            99,738
Koch Industries                                  5.434%      12/2/96            70,000            69,989
Eli Lilly & Co.                                  5.349%       2/3/97            25,000            24,765
Lucent Technologies                               5.27%     12/17/96            18,500            18,457
Mobil Australia Finance                           5.28%     12/16/96            28,417            28,355
Mobil Australia Finance                          5.283%     12/20/96            10,378            10,349
Mobil Australia Finance                          5.381%      1/31/97            63,735            63,159
Norfolk Southern Corp.                           5.383%      1/10/97            50,000            49,705
Norfolk Southern Corp.                           5.414%       2/3/97            10,000             9,905
PepsiCo Inc.                                     5.321%     12/13/96            25,000            24,956
                                                                                             ------------
                                                                                                 963,192
                                                                                             ------------
INSURANCE (1.6%)
AIG Funding Inc.                                 5.275%     12/10/96            50,000            49,934
John Hancock Capital Corp.                       5.387%      1/17/97            19,325            19,191
MetLife Funding Corp.                            5.362%      1/31/97             5,000             4,955
MetLife Funding Corp.                            5.364%       2/7/97            37,599            37,223
Pacific Mutual Life Corp.                        5.285%     12/10/96            18,000            17,976
SAFECO Credit Co. Inc.                           5.362%       2/5/97            10,000             9,903
SAFECO Credit Co. Inc.                           5.369%      1/17/97            20,000            19,862

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
PRIME PORTFOLIO                                 YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
SAFECO Credit Co. Inc.                            5.39%      1/13/97            21,000            20,867
SAFECO Credit Co. Inc.                           5.393%      1/29/97            15,000            14,869
USAA Capital Corp.                               5.352%       2/6/97            18,900            18,714
USAA Capital Corp.                               5.353%       2/7/97            10,000             9,900
USAA Capital Corp.                               5.368%      2/28/97            24,500            24,180
USAA Capital Corp.                               5.381%      1/13/97            20,000            19,873
USAA Capital Corp.                               5.387%      1/14/97            30,000            29,806
USAA Capital Corp.                               5.388%      2/20/97            18,000            17,786
USAA Capital Corp.                               5.448%       3/6/97            25,000            24,648
USAA Capital Corp.                               5.556%       2/3/97            27,300            27,036
                                                                                             ------------
                                                                                                 366,723
                                                                                             ------------
UTILITIES (0.2%)
Ameritech Corp.                                  5.386%       3/6/97            23,000            22,679
AT&T Corp.                                       5.381%      1/22/97             5,000             4,962
BellSouth Telecommunications                     5.482%      1/10/97            10,000             9,940
                                                                                             ------------
                                                                                                  37,581
                                                                                             ------------
FOREIGN BANKS (4.1%)
Abbey National                                   5.278%      12/3/96            10,000             9,997
Abbey National                                   5.592%      3/26/97            90,000            88,436
Abbey National                                   5.604%       4/2/97           100,000            98,153
Abbey National                                   5.756%      3/10/97            43,000            42,347
ABN AMRO                                         5.406%      1/15/97            45,000            44,700
ABN AMRO                                         5.576%      2/28/97            10,000             9,869
Bank of Austria Finance Inc.                     5.266%     12/12/96            50,000            49,920
Bank of Montreal                                 5.285%      12/6/96            50,000            49,963
Commonwealth Bank of Australia                   5.368%       2/7/97            30,000            29,700
Commonwealth Bank of Australia                    5.39%      1/22/97            18,000            17,862
Commonwealth Bank of Australia                   5.392%      1/24/97            35,000            34,721
Commonwealth Bank of Australia                   5.395%      1/28/97            17,000            16,854
Commonwealth Bank of Australia                   5.395%      2/19/97            12,760            12,609
Commonwealth Bank of Australia                   5.478%       1/6/97            25,000            24,865
Commonwealth Bank of Australia                   5.507%       1/3/97            22,000            21,891
Halifax Building Society                         5.488%      1/29/97            25,000            24,779
Halifax Building Society                         5.608%      3/13/97            20,000            19,690
National Australia Funding                       5.406%       1/7/97           100,000            99,452
National Australia Funding                       5.422%       1/6/97            25,000            24,866
SBC Finance Delaware                              5.60%     12/27/96           100,000            99,607
Westpac Capital Corp.                            5.393%       1/9/97            50,000            49,712
Westpac Capital Corp.                            5.467%       1/6/97            25,000            24,865
Westpac Capital Corp.                            5.497%       1/3/97            50,000            49,752
                                                                                             ------------
                                                                                                 944,610
                                                                                             ------------
CANADIAN GOVERNMENT--NATIONAL AND
  PROVINCIAL (0.6%)
Province of Alberta                              5.642%      3/13/97            17,000            16,735
Province of Alberta                              5.663%     12/11/96            25,000            24,962
Province of British Columbia                     5.497%       2/6/97            10,000             9,900
Province of British Columbia                     5.586%     12/23/96            24,409            24,328
Canada Bills                                     5.709%      3/18/97            13,157            12,940
Ontario Hydro                                     5.28%     12/30/96            40,000            39,831
                                                                                             ------------
                                                                                                 128,696
                                                                                             ------------
OTHER FOREIGN GOVERNMENT (3.0%)
Caisse D'Amortissement de la Dette               5.373%       1/9/97            29,824            29,652
Caisse D'Amortissement de la Dette               5.377%      1/27/97            40,000            39,663
Caisse D'Amortissement de la Dette               5.383%      1/21/97            50,000            49,624
Caisse D'Amortissement de la Dette                5.56%       3/5/97            40,000            39,433
Caisse D'Amortissement de la Dette               5.578%      2/24/97            10,000             9,871
Caisse D'Amortissement de la Dette               5.708%      3/17/97            33,000            32,461
Caisse D'Amortissement de la Dette               5.741%      2/28/97            24,950            24,605
Caisse des Depots et Consignations               5.261%      12/6/96           100,000            99,927
Caisse des Depots et Consignations               5.287%     12/13/96            50,000            49,912
Caisse des Depots et Consignations               5.364%       2/7/97            50,000            49,500

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
                                                YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
Caisse des Depots et Consignations                5.37%      1/29/97        $   40,000        $   39,651
Caisse des Depots et Consignations               5.372%      2/19/97            35,000            34,588
Caisse des Depots et Consignations                5.55%      1/16/97            25,000            24,826
KFW International Finance Inc.                   5.327%     12/20/96            23,000            22,936
KFW International Finance Inc.                    5.36%      1/30/97            40,000            39,646
KFW International Finance Inc.                   5.361%      1/31/97            50,000            49,550
Wool International                               5.416%       2/5/97            10,000             9,902
Wool International                               5.502%      1/22/97            40,000            39,688
                                                                                             ------------
                                                                                                 685,435
                                                                                             ------------
FOREIGN INDUSTRIAL (0.7%)
Glaxo Wellcome                                   5.363%      1/13/97             9,000             8,943
Glaxo Wellcome                                   5.388%       1/9/97            14,600            14,516
Glaxo Wellcome                                    5.39%      1/31/97             7,000             6,937
Glaxo Wellcome                                   5.392%      1/23/97            17,300            17,164
Glaxo Wellcome                                   5.393%      1/10/97            17,000            16,900
Glaxo Wellcome                                   5.393%      1/15/97            16,500            16,390
Glaxo Wellcome                                   5.403%      1/28/97            16,000            15,863
Glaxo Wellcome                                    5.49%       1/3/97            25,000            24,876
Unilever Capital                                 5.287%     12/13/96            50,000            49,912
                                                                                             ------------
                                                                                                 171,501
                                                                                             ------------
---------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $7,240,764)                                                                            7,240,764
---------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (17.9%)
---------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--
  CANADIAN BRANCHES (0.3%)
ABN AMRO                                          5.40%      1/13/97            20,000            19,873
ABN AMRO                                         5.403%       1/7/97            23,000            22,874
ABN AMRO                                         5.509%       1/6/97            30,000            29,837
                                                                                             ------------
                                                                                                  72,584
                                                                                             ------------
YANKEE CERTIFICATES OF DEPOSIT--
  U.S. BRANCHES (17.6%)
ABN AMRO                                          5.50%      4/16/97            50,000            50,002
ABN AMRO                                          5.61%      3/26/97            25,000            25,005
ABN AMRO                                          5.76%      3/17/97            20,000            20,007
Bank of Montreal                                  5.29%      12/6/96            50,000            50,000
Bank of Montreal                                  5.39%       1/6/97            50,000            50,000
Bank of Montreal                                  5.50%       1/2/97            10,100            10,101
Bank of Montreal                                  5.51%       1/2/97            97,000            97,001
Bank of Nova Scotia                               5.36%       2/6/97            50,000            50,000
Bank of Nova Scotia                               5.37%       2/7/97           100,000           100,000
Bank of Nova Scotia                               5.40%       1/9/97           200,000           200,000
Barclays Bank                                     5.37%       2/5/97            50,000            50,000
Barclays Bank                                     5.54%      1/27/97            50,000            50,000
Bayerische Landesbank                             5.40%      1/17/97            48,000            48,002
Bayerische Vereinsbank                            5.53%      1/23/97            50,000            50,000
Bayerische Vereinsbank                            5.53%      1/24/97            50,000            50,000
Caisse Nationale de Credit Agricole               5.36%      1/10/97           200,000           200,000
Caisse Nationale de Credit Agricole               5.54%       2/6/97            70,000            69,999
Caisse Nationale de Credit Agricole               5.70%      2/13/97            50,000            50,000
Canadian Imperial Bank of Commerce               5.313%      12/5/96            50,000            50,000
Canadian Imperial Bank of Commerce                5.40%      1/24/97            75,000            75,000
Canadian Imperial Bank of Commerce                5.41%       1/8/97           100,000           100,000
Canadian Imperial Bank of Commerce               5.415%       1/8/97            50,000            50,001
Chase Manhattan                                   5.37%      2/24/97           100,000           100,000
Chase Manhattan                                   5.39%      1/14/97            97,000            97,000
Credit Suisse                                     5.37%      2/25/97           145,000           145,000
Credit Suisse                                     5.59%     12/20/96            95,000            95,001
Deutsche Bank                                     5.30%     12/23/96           125,000           125,000
Deutsche Bank                                     5.48%     12/31/96            15,000            14,999
Deutsche Bank                                     5.55%     12/31/96            10,000            10,000
Deutsche Bank                                     5.78%       3/4/97           150,000           150,000
Dresdner Bank                                     5.51%      12/3/96            48,000            48,000
Landesbank Hessen-Thueringen                      6.03%      6/13/97            50,000            49,996

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
PRIME PORTFOLIO                                 YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
Landesbank Hessen-Thueringen                      6.05%      6/13/97        $   50,000        $   49,992
Landesbank Hessen-Thueringen                      6.07%      6/11/97            50,000            49,997
Morgan Guaranty                                   5.37%       2/6/97            48,000            48,000
Morgan Guaranty                                   5.50%      2/10/97            50,000            50,000
Morgan Guaranty                                   5.91%      9/18/97           125,000           124,896
Morgan Guaranty                                   5.93%       6/6/97            50,000            49,995
National Westminster Bank                         5.41%      1/21/97            90,000            90,002
National Westminster Bank                         5.42%      2/24/97            75,000            75,008
National Westminster Bank                         5.51%      1/30/97            50,000            50,000
National Westminster Bank                         5.52%       1/6/97            25,000            25,000
Rabobank Nederlanden                              5.53%      2/14/97            25,000            24,999
Rabobank Nederlanden                              5.56%      1/14/97            47,000            47,000
Rabobank Nederlanden                              5.56%      2/18/97            25,000            25,002
Rabobank Nederlanden                              5.56%       4/4/97            30,000            30,002
Rabobank Nederlanden                              5.61%     12/20/96            50,000            50,001
Rabobank Nederlanden                              5.62%     12/31/96            25,000            25,000
Societe Generale                                  5.32%      12/2/96            75,000            75,000
Societe Generale                                  5.37%      1/22/97           100,000           100,000
Societe Generale                                  5.40%       1/7/97           100,000           100,000
Swiss Bank                                        5.43%      2/10/97           200,000           200,000
Swiss Bank                                        5.96%       6/3/97           200,000           200,010
Westdeutsche Landesbank                           5.28%     12/31/96           150,000           150,000
Westdeutsche Landesbank                           5.76%      1/15/97           100,000           100,029
                                                                                             ------------
                                                                                               4,070,047
                                                                                             ------------
---------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $4,142,631)                                                                            4,142,631
---------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (10.4%)
---------------------------------------------------------------------------------------------------------
Abbey National                                    5.40%      1/21/97           100,000           100,001
Abbey National                                    5.82%      1/13/97            25,000            25,008
ABN AMRO                                          5.38%       2/6/97            50,000            50,002
ABN AMRO                                          5.73%       1/2/97            25,000            25,004
ABN AMRO                                          5.82%      1/10/97            19,000            19,006
Barclays Bank                                     4.94%      2/10/97             8,000             7,987
Barclays Bank                                     5.63%      1/21/97            10,000            10,003
Bayerische Landesbank                             5.37%      2/28/97            36,000            36,000
Bayerische Landesbank                             5.49%       1/7/97            50,000            50,001
Bayerische Landesbank                             5.54%       2/7/97            18,000            18,001
Bayerische Landesbank                             5.63%     12/16/96            13,000            13,001
Bayerische Landesbank                             5.64%     12/31/96            29,000            29,004
Bayerische Landesbank                             5.65%       1/2/97            25,000            25,002
Bayerische Landesbank                             5.72%      1/29/97            10,000            10,003
Bayerische Landesbank                             5.73%      1/29/97            25,000            25,009
Bayerische Vereinsbank                            5.52%       1/3/97           140,000           140,001
Bayerische Vereinsbank                            5.56%      2/10/97            64,000            63,994
Bayerische Vereinsbank                            5.65%      3/17/97            60,000            59,985
Bayerische Vereinsbank                            5.67%       1/9/97            20,000            20,001
Bayerische Vereinsbank                            5.70%      2/18/97            50,000            50,010
Canadian Imperial Bank of Commerce                5.40%       1/8/97            21,000            21,000
Deutsche Bank                                     5.51%      12/4/96            50,000            50,000
Deutsche Bank                                     5.52%      1/27/97           150,000           150,000
Deutsche Bank                                     5.56%      1/21/97            97,000            97,001
Dresdner Bank                                     5.40%      2/14/97            50,000            50,002
Landesbank Hessen-Thueringen                      5.38%       2/5/97            50,000            50,002
Landesbank Hessen-Thueringen                      5.38%       2/6/97            50,000            50,002
Landesbank Hessen-Thueringen                      5.40%       2/3/97            48,000            48,001
Landesbank Hessen-Thueringen                      5.46%      12/9/96            50,000            50,000
Landesbank Hessen-Thueringen                      5.47%      12/9/96            48,000            48,000
Lloyds Bank                                       5.37%      1/23/97            30,000            29,999
Morgan Guaranty                                   5.40%       1/8/97           100,000           100,000
National Westminster Bank                         5.52%      12/4/96            18,000            18,000
National Westminster Bank                         5.52%       1/3/97            50,000            50,000

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
                                                YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
National Westminster Bank                         5.53%       1/6/97            48,000            48,001
National Westminster Bank                         5.68%     12/17/96            50,000            50,001
Rabobank Nederlanden                              5.38%       2/7/97            60,000            60,002
Rabobank Nederlanden                              5.51%       1/3/97            25,000            25,000
Rabobank Nederlanden                              5.51%       1/7/97            97,000            97,001
Rabobank Nederlanden                             5.535%      12/4/96            25,000            25,000
Rabobank Nederlanden                             5.555%      1/21/97            18,000            18,001
Rabobank Nederlanden                              5.60%      12/5/96            25,000            25,000
Republic Bank of New York                         5.42%      1/10/97            15,000            15,000
Toronto Dominion                                  5.37%      1/27/97           100,000           100,000
Toronto Dominion                                  5.37%       2/7/97            97,000            97,000
Toronto Dominion                                  5.50%       1/3/97           100,000           100,000
Westdeutsche Landesbank                           5.40%       2/3/97           100,000           100,000
Westdeutsche Landesbank                          6.075%      6/11/97            50,000            50,004
---------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (COST $2,399,040)                                                                            2,399,040
---------------------------------------------------------------------------------------------------------
BANKERS ACCEPTANCES (0.6%)
---------------------------------------------------------------------------------------------------------
U.S. BANKS
SunTrust Bank                                    5.362%       2/5/97            36,728            36,372
SunTrust Bank                                    5.383%      1/16/97            40,732            40,456
SunTrust Bank                                    5.392%      1/10/97            15,215            15,126
Wachovia Bank of Georgia                          5.37%      1/27/97            50,000            49,580
---------------------------------------------------------------------------------------------------------
TOTAL BANKERS ACCEPTANCES
  (COST $141,534)                                                                                141,534
---------------------------------------------------------------------------------------------------------
OTHER NOTES (2.4%)
---------------------------------------------------------------------------------------------------------
Amtrak Trust                                     5.476%      12/9/96   (1)      76,786            76,786
Bank of America                                   4.90%      2/12/97            20,000            19,973
Bank of America, Illinois                         5.39%      1/15/97           100,000           100,000
Morgan Guaranty                                   5.95%       6/6/97            50,000            49,988
Morgan SMM                                       5.425%     12/20/96   (1)      30,000            30,000
SMM Trust                                        5.375%     12/15/96   (1)      40,000            40,000
Wachovia Bank                                    5.235%     12/20/96   (1)     200,000           199,870
Wachovia Bank                                     5.27%     12/13/96            50,000            50,000
---------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
  (COST $566,617)                                                                                566,617
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.1%)
---------------------------------------------------------------------------------------------------------
Chase Securities
  (Collateralized by Federal Home Loan
   Mortgage Corp. 7.00%, 8/1/26)
  (COST $251,430)                                 5.32%     12/10/96           251,430           251,430
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $23,011,940)                                                                          23,011,940
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
---------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                             211,165
Liabilities                                                                                      (95,063)
                                                                                             ------------
                                                                                                 116,102
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                            $23,128,042
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT
PRIME PORTFOLIO                                                                                    (000)
---------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
Paid in Capital                                                                              $23,128,059
Undistributed Net Investment Income                                                                   --
Accumulated Net Realized Losses                                                                      (17)
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $23,128,042
=========================================================================================================

Individual Class--Net Assets applicable to 22,217,807,021
  outstanding $.001 par value shares (authorized 25,000,000,000 shares)                      $22,217,803
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INDIVIDUAL CLASS                                                        $1.00
=========================================================================================================

Institutional Class--Net Assets applicable to 910,249,634
outstanding $.001 par value shares (authorized 2,000,000,000 shares)                            $910,239
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL CLASS                                                     $1.00
=========================================================================================================

  *See Note A in Notes to Financial Statements.

 **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1)Floating Rate Note.

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
FEDERAL PORTFOLIO                               YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (94.9%)
---------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                           5.205%     12/24/96 (1)     $  50,000       $    49,964
Federal Home Loan Bank                           5.215%      12/4/96 (1)        50,000            49,985
Federal Home Loan Bank                           5.289%      1/30/97            25,000            24,783
Federal Home Loan Bank                           5.296%       1/2/97            13,000            12,940
Federal Home Loan Bank                            5.30%      2/20/97 (1)        50,000            49,977
Federal Home Loan Bank                           5.352%      1/22/97             4,030             3,999
Federal Home Loan Bank                           5.404%      12/3/96            15,000            14,996
Federal Home Loan Bank                           5.595%      4/16/97            25,000            24,973
Federal Home Loan Bank                            5.87%      6/27/97            25,000            24,983
Federal Home Loan Mortgage Corp.                 5.238%     12/23/96            69,000            68,780
Federal Home Loan Mortgage Corp.                 5.242%     12/19/96            67,248            67,072
Federal Home Loan Mortgage Corp.                 5.289%       1/9/97             2,034             2,022
Federal Home Loan Mortgage Corp.                 5.289%       2/7/97            25,000            24,754
Federal Home Loan Mortgage Corp.                 5.289%      2/28/97            23,961            23,652
Federal Home Loan Mortgage Corp.                 5.292%      2/10/97            82,000            81,155
Federal Home Loan Mortgage Corp.                 5.294%       2/4/97            25,000            24,764
Federal Home Loan Mortgage Corp.                 5.294%      2/11/97           123,560           122,270
Federal Home Loan Mortgage Corp.                  5.30%       1/7/97            26,000            25,860
Federal Home Loan Mortgage Corp.                 5.301%      1/16/97            49,000            48,673
Federal Home Loan Mortgage Corp.                 5.302%       1/6/97            35,747            35,560
Federal Home Loan Mortgage Corp.                 5.331%       1/3/97             7,161             7,126
Federal Home Loan Mortgage Corp.                 5.341%       1/2/97            25,000            24,883
Federal Home Loan Mortgage Corp.                 5.403%      12/2/96            17,136            17,133
Federal Home Loan Mortgage Corp.                 5.485%      12/4/96            50,000            49,977
Federal Home Loan Mortgage Corp.                 5.728%       6/6/97            50,000            49,949
Federal Home Loan Mortgage Corp.                  5.89%      6/20/97            25,000            24,992
Federal National Mortgage Assn.                  5.195%      12/4/96 (1)       100,000            99,919
Federal National Mortgage Assn.                  5.215%     12/29/96 (1)       113,000           112,953
Federal National Mortgage Assn.                   5.23%     12/15/96 (1)        50,000            49,975
Federal National Mortgage Assn.                  5.234%     12/24/96            71,000            70,764
Federal National Mortgage Assn.                  5.253%     12/20/96            80,000            79,779
Federal National Mortgage Assn.                  5.257%      1/27/97            48,900            48,497
Federal National Mortgage Assn.                  5.289%      2/12/97             2,850             2,820
Federal National Mortgage Assn.                   5.29%       2/7/97            25,000            24,754
Federal National Mortgage Assn.                  5.292%      2/10/97           100,685            99,648
Federal National Mortgage Assn.                  5.294%      1/23/97           100,000            99,232
Federal National Mortgage Assn.                  5.301%      1/29/97            50,000            49,571
Federal National Mortgage Assn.                  5.303%      1/28/97           112,850           111,901
Federal National Mortgage Assn.                  5.304%      1/22/97           110,000           109,169
Federal National Mortgage Assn.                  5.308%      2/18/97            77,100            76,216
Federal National Mortgage Assn.                  5.315%      1/16/97            86,130            85,553
Federal National Mortgage Assn.                   5.32%       2/6/97 (1)        50,000            49,973
Federal National Mortgage Assn.                   5.32%      2/14/97 (1)       100,000            99,926
Federal National Mortgage Assn.                   5.32%      2/25/97 (1)        25,000            24,981
Federal National Mortgage Assn.                  5.334%       1/3/97            85,000            84,590
Federal National Mortgage Assn.                  5.344%       1/6/97            50,000            49,737
Federal National Mortgage Assn.                  5.345%       1/7/97            81,385            80,944
Federal National Mortgage Assn.                  5.351%      1/16/97 (1)       100,000            99,932
Federal National Mortgage Assn.                  5.352%      1/13/97            50,000            49,686
Federal National Mortgage Assn.                  5.358%      1/30/97            50,000            49,562
Federal National Mortgage Assn.                  5.445%     12/13/96 (1)        50,000            49,990
Federal National Mortgage Assn.                  5.476%      12/9/96 (1)        50,000            49,968
Federal National Mortgage Assn.                  5.656%      3/24/97            40,000            39,309
Federal National Mortgage Assn.                  5.765%      6/20/97            49,400            49,336
Overseas Private Investment Corp.                5.481%      1/15/97 (1)        20,500            20,500
Overseas Private Investment Corp.                 5.54%     12/31/96 (1)         5,000             5,000
Overseas Private Investment Corp.                 5.56%     12/31/96 (1)         1,000             1,000

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
FEDERAL PORTFOLIO                               YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
Overseas Private Investment Corp.                5.575%     12/18/96   (1)   $  30,625        $   30,625
Overseas Private Investment Corp.                 5.64%      12/3/96   (1)      15,000            15,000
Overseas Private Investment Corp.                 5.71%      12/3/96   (1)      17,300            17,300
---------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $2,943,332)                                                                            2,943,332
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.9%)
---------------------------------------------------------------------------------------------------------
Greenwich Capital
  (Collateralized by U.S. Treasury Bonds
  10.625%-13.875%, 5/15/11-8/15/15)
  (COST $150,000)                                 5.72%      12/2/96           150,000           150,000
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $3,093,332)                                                                            3,093,332
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
---------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                              19,967
Liabilities                                                                                      (12,818)
                                                                                             ------------
                                                                                                   7,149
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------
Applicable to 3,100,543,260 outstanding $.001 par value shares
 (authorized 5,000,000,000 shares)                                                            $3,100,481
=========================================================================================================

NET ASSET VALUE PER SHARE                                                                          $1.00
=========================================================================================================

  *See Note A in Notes to Financial Statements.
 **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1)Floating Rate Note.

---------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                AMOUNT               PER
                                                                                 (000)             SHARE
---------------------------------------------------------------------------------------------------------
Paid in Capital                                                             $3,100,573             $1.00
Undistributed Net Investment Income                                                 --                --
Accumulated Net Realized Losses                                                    (92)               --
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $3,100,481             $1.00
=========================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                 FACE             MARKET
                                                           MATURITY            AMOUNT             VALUE*
U.S. TREASURY PORTFOLIO                         YIELD**        DATE             (000)              (000)
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (95.2%)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                               5.104%      1/16/97        $    3,931         $   3,906
U.S. Treasury Bill                                5.11%       2/6/97           260,819           258,348
U.S. Treasury Bill                                5.17%       1/9/97             1,633             1,624
U.S. Treasury Bill                                5.26%     12/19/96           804,288           802,216
U.S. Treasury Note                                4.75%      2/15/97           314,229           313,725
U.S. Treasury Note                                6.50%      4/30/97            35,000            35,191
U.S. Treasury Note                               6.875%      2/28/97           772,396           775,296
U.S. Treasury Note                                7.50%     12/31/96           167,201           167,486
U.S. Treasury Note                                7.50%      1/31/97           234,179           234,951
U.S. Treasury Note                                8.00%      1/15/97           182,000           182,543
---------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $2,775,286)                                                                            2,775,286
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.8%)
---------------------------------------------------------------------------------------------------------
Receivables for Securities Sold                                                                  313,426
Other Assets--Note B                                                                              57,163
Payables for Securities Purchased                                                               (216,431)
Other Liabilities                                                                                (12,914)
                                                                                             ------------
                                                                                                 141,244
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------
Applicable to 2,916,630,072 outstanding $.001 par value shares
  (authorized 5,000,000,000 shares)                                                           $2,916,530
=========================================================================================================

NET ASSET VALUE PER SHARE                                                                          $1.00
=========================================================================================================

  *See Note A in Notes to Financial Statements.
**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

---------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                AMOUNT               PER
                                                                                 (000)             SHARE
---------------------------------------------------------------------------------------------------------
Paid in Capital                                                             $2,916,650             $1.00
Undistributed Net Investment Income                                                 --                --
Accumulated Net Realized Losses                                                   (120)               --
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $2,916,530             $1.00
=========================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. The Prime Portfolio also reports the breakdown of expenses charged to each class of its shares. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero, for money market portfolios.

--------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30, 1996
                                                          ----------------------------------------------
                                                                  PRIME        FEDERAL    U.S. TREASURY
                                                              PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                  (000)          (000)            (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                  $1,155,617       $154,009         $148,220
                                                          ----------------------------------------------
      Total Income                                            1,155,617        154,009          148,220
                                                          ----------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                2,557            343              338
      Management and Administrative                              21,196          3,717            4,181
      Shareholder Account Maintenance(1)                         32,783          3,724            3,198
      Marketing and Distribution(1)                               6,128            823              819
   Custodian Fees                                                   643             73               63
   Taxes (other than income taxes)                                1,400            185              189
   Auditing Fees                                                     23              9                9
   Shareholders' Reports(1)                                         625            112               91
   Annual Meeting and Proxy Costs(1)                                291             40               36
   Directors' Fees and Expenses                                      66              9                9
                                                          ----------------------------------------------
      Total Expenses                                             65,712          9,035            8,933
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         1,089,905        144,974          139,287
--------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                    (105)          (164)            (340)
--------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENT SECURITIES                                             --             --               --
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $1,089,800       $144,810         $138,947
========================================================================================================

(1)Expenses of the Prime Portfolio by Class are:

--------------------------------------------------------------------------------------------------------
                                                                                 (000)
                                                          ----------------------------------------------
                                                             INDIVIDUAL  INSTITUTIONAL
                                                                  CLASS          CLASS            TOTAL
--------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
   Shareholder Account Maintenance                              $32,757          $  26          $32,783
   Marketing and Distribution                                     5,919            209            6,128
   Shareholders' Reports                                            625             --              625
   Annual Meeting and Proxy Costs                                   291             --              291
                                                          ----------------------------------------------
Total Class-Specific Expenses                                    39,592            235           39,827
All Other Portfolio Expenses                                     24,798          1,087           25,885
--------------------------------------------------------------------------------------------------------
Total Expenses                                                  $64,390         $1,322          $65,712
========================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The Prime Portfolio-Individual and -Institutional shares' Distributions and Capital Share Transactions are shown separately.

------------------------------------------------------------------------------------------------------------------
                                                                                         PRIME PORTFOLIO
                                                                                  --------------------------------
                                                                                     YEAR ENDED NOVEMBER 30,
                                                                                  --------------------------------
                                                                                          1996             1995
                                                                                         (000)            (000)
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                          $  1,089,905      $    968,085
   Realized Net Gain (Loss)                                                               (105)              (95)
   Unrealized Appreciation (Depreciation)                                                   --                --
                                                                                ----------------------------------
      Net Increase in Net Assets Resulting from Operations                           1,089,800           967,990
                                                                                ----------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
   Individual Class                                                                 (1,042,723)         (963,945)
   Institutional Class                                                                 (47,182)           (4,140)
                                                                                ----------------------------------
      Total Dividends                                                               (1,089,905)         (968,085)
                                                                                ----------------------------------
CAPITAL SHARE TRANSACTIONS--INDIVIDUAL CLASS (AT $1.00)
   Issued                                                                           25,059,503        20,415,125
   Issued in Lieu of Cash Distributions                                                995,998           920,077
   Redeemed                                                                        (22,601,499)      (17,679,924)
                                                                                ----------------------------------
      Net Increase--Individual Class                                                 3,454,002         3,655,278
                                                                                ----------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL CLASS (AT $1.00)
   Issued                                                                              549,247            78,717
   Issued in Lieu of Cash Distributions                                                 43,406             6,578
   Issued in Exchange for Net Assets of Vanguard
      Institutional Money Market Portfolio--Note D                                          --           734,329
                                                                                ----------------------------------
   Redeemed                                                                           (475,358)          (26,674)
      Net Increase--Institutional Class                                                117,295           792,950
------------------------------------------------------------------------------------------------------------------
   Total Increase                                                                    3,571,192         4,448,133
------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                                19,556,850        15,108,717
                                                                                ----------------------------------
   End of Year                                                                     $23,128,042       $19,556,850
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                  FEDERAL PORTFOLIO           U.S. TREASURY PORTFOLIO
                                                          -----------------------------    ------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                          ---------------------------------------------------------------
                                                                  1996            1995          1996                1995
                                                                 (000)           (000)         (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                   $   144,974     $   134,601    $   139,287        $   122,920
   Realized Net Gain (Loss)                                       (164)             (5)          (340)                47
   Unrealized Appreciation (Depreciation)                           --              --             --                 --
                                                          ---------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                             144,810         134,596        138,947            122,967
                                                          ---------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                          (144,974)       (134,601)      (139,287)          (122,920)
                                                          ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
   Issued                                                    2,485,267       2,174,887      3,440,062          2,714,966
   Issued in Lieu of Cash Distributions                        139,177         128,608        132,823            117,383
   Redeemed                                                 (2,160,404)     (1,863,309)    (3,183,441)        (2,361,027)
                                                          ---------------------------------------------------------------
      Net Increase from Capital Share Transactions             464,040         440,186        389,444            471,322
-------------------------------------------------------------------------------------------------------------------------
   Total Increase                                              463,876         440,181        389,104            471,369
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                         2,636,605       2,196,424      2,527,426          2,056,057
                                                          ---------------------------------------------------------------
   End of Year                                              $3,100,481      $2,636,605     $2,916,530         $2,527,426
=========================================================================================================================

FINANCIAL HIGHLIGHTS

Each Portfolio's objective is to maintain a constant NAV of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis; the Prime Portfolio-Individual and -Institutional shares' results are shown separately. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets for each Portfolio or class of shares. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the Portfolio.


--------------------------------------------------------------------------------------------------------------------------
                                                                                    PRIME PORTFOLIO-INDIVIDUAL CLASS
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                         -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                 1996      1995      1994      1993      1992
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                          $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                     .052      .057      .038      .030      .038
   Net Realized and Unrealized Gain (Loss) on Investments                      --        --        --        --        --
                                                                          ------------------------------------------------
         Total from Investment Operations                                    .052      .057      .038      .030      .038
                                                                          ------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                     (.052)    (.057)    (.038)    (.030)    (.038)
   Distributions from Realized Capital Gains                                   --        --        --        --        --
                                                                          ------------------------------------------------
         Total Distributions                                                (.052)    (.057)    (.038)    (.030)    (.038)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                $1.00     $1.00     $1.00     $1.00     $1.00
==========================================================================================================================

TOTAL RETURN                                                                5.31%     5.82%     3.87%     3.02%     3.89%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                    $22,218    $18,764   $15,109   $12,367   $12,638
   Ratio of Total Expenses to Average Net Assets                           0.32%      0.32%     0.32%     0.32%     0.30%
   Ratio of Net Investment Income to Average Net Assets                    5.18%      5.64%     3.84%     2.98%     3.82%
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                     PRIME PORTFOLIO-INSTITUTIONAL CLASS
                                                                                          YEAR ENDED         OCT. 28* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                         NOV. 30, 1996       NOV. 30, 1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                           $1.00               $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                        .054                .005
   Net Realized and Unrealized Gain (Loss)
         on Investments                                                                           --                  --
                                                                                          -------------------------------
         Total from Investment Operations                                                       .054                .005
                                                                                          -------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                        (.054)              (.005)
   Distributions from Realized Capital Gains                                                      --                  --
                                                                                          -------------------------------
         Total Distributions                                                                   (.054)              (.005)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                 $1.00               $1.00
=========================================================================================================================

TOTAL RETURN                                                                                   5.49%               0.53%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                         $910                $793
   Ratio of Total Expenses to Average Net Assets                                               0.15%             0.15%**
   Ratio of Net Investment Income to
         Average Net Assets                                                                    5.35%             5.65%**
-------------------------------------------------------------------------------------------------------------------------

 *See Note D in Notes to Financial Statements.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          FEDERAL PORTFOLIO
                                                                                       YEAR ENDED NOVEMBER 30,
                                                                          -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                  1996     1995     1994      1993      1992
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                           $1.00   $1.00     $1.00     $1.00     $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                      .051    .056      .038      .029      .038
   Net Realized and Unrealized Gain (Loss) on Investments                       --      --        --        --        --
                                                                          -----------------------------------------------
         Total from Investment Operations                                     .051    .056      .038      .029      .038
                                                                          -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                      (.051)  (.056)    (.038)    (.029)    (.038)
   Distributions from Realized Capital Gains                                    --      --        --        --        --
                                                                          -----------------------------------------------
         Total Distributions                                                 (.051)  (.056)    (.038)    (.029)    (.038)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                 $1.00   $1.00     $1.00     $1.00     $1.00
=========================================================================================================================

TOTAL RETURN                                                                 5.26%   5.77%     3.82%     2.98%     3.83%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                       $3,100  $2,637    $2,196    $1,907    $1,986
   Ratio of Total Expenses to Average Net Assets                             0.32%   0.32%     0.32%     0.32%     0.30%
   Ratio of Net Investment Income to Average Net Assets                      5.13%   5.61%     3.78%     2.94%     3.76%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                      U.S. TREASURY PORTFOLIO
                                                                                      YEAR ENDED NOVEMBER 30,
                                                                          -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                  1996    1995      1994      1993      1992
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                           $1.00   $1.00     $1.00     $1.00     $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                      .050    .053      .036      .028      .036
   Net Realized and Unrealized Gain (Loss) on Investments                       --      --        --        --        --
                                                                          -----------------------------------------------
         Total from Investment Operations                                     .050    .053      .036      .028      .036
                                                                          -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                      (.050)  (.053)    (.036)    (.028)    (.036)
   Distributions from Realized Capital Gains                                    --      --        --        --        --
                                                                          -----------------------------------------------
         Total Distributions                                                 (.050)  (.053)    (.036)    (.028)    (.036)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                 $1.00   $1.00     $1.00     $1.00     $1.00
=========================================================================================================================

TOTAL RETURN                                                                 5.11%   5.47%     3.63%     2.86%     3.68%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                       $2,917  $2,527    $2,056    $1,751    $2,321
   Ratio of Total Expenses to Average Net Assets                             0.32%   0.32%     0.32%     0.32%     0.30%
   Ratio of Net Investment Income to Average Net Assets                      4.99%   5.33%     3.59%     2.83%     3.60%
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Reserves is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Prime, Federal, and U.S. Treasury Portfolios. The Prime Portfolio invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Portfolio invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The U.S. Treasury Portfolio invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Distributions from net investment income are declared daily and paid on the first business day of the following month.

    4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1996, the Fund had contributed capital of $2,656,000 to Vanguard (included in Other Assets), representing 13.3% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. The Prime Portfolio offers two classes of shares, the Individual Class and the Institutional Class. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Individual shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity.

D. In accordance with the terms of an agreement approved by the shareholders of Vanguard Institutional Money Market Portfolio (the "Portfolio"), on October 27, 1995, the Prime Portfolio issued 734,329,000 of its Institutional Class shares in exchange for the net assets of the Portfolio of $734,329,000; combined net assets were $19,180,185,000 as of the merger date. Shareholders of the Portfolio received 1.000 Prime Portfolio-Institutional Class share for each share of the Portfolio. This tax-free exchange was accounted for by combining the assets and liabilities of the Prime Portfolio and the Portfolio at their values on the date of the merger. The identified cost of investments were similarly combined.

E. On November 19, 1996, shareholders of the U.S. Treasury Portfolio voted to approve its reorganization into the Treasury Money Market Portfolio of Vanguard Treasury Fund, a newly created Delaware business trust, effective December 2, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Money Market Reserves

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Portfolio, Federal Portfolio, and U.S. Treasury Portfolio (constituting Vanguard Money Market Reserves, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
            and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of
            The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
            Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
            Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
            American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
            University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO
            Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
            Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
            Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.;
            Director of Cummins Engine Co.; Trustee of Vanderbilt University.




OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
            Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer
            of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of
            each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
            Information Technology.

JAMES H. GATELY, Senior Vice President,
            Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
            Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
            Institutional.

RALPH K. PACKARD, Senior Vice President and
            Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
 Vanguard/Windsor Fund
 Vanguard/Windsor II
 Vanguard Equity Income Fund
 Vanguard Quantitative Portfolios
 Vanguard Selected Value Portfolio
 Vanguard/Trustees- Equity-U.S. Portfolio
 Vanguard Convertible Securities Fund

BALANCED FUNDS
 Vanguard/Wellington Fund
 Vanguard/Wellesley Income Fund
 Vanguard STAR Portfolio
 Vanguard Asset Allocation Fund
 Vanguard LifeStrategy Portfolios

GROWTH FUNDS
 Vanguard/Morgan Growth Fund
 Vanguard/PRIMECAP Fund
 Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
 Vanguard Explorer Fund
 Vanguard Specialized Portfolios
 Vanguard Horizon Fund

INTERNATIONAL FUNDS
 Vanguard International Growth Portfolio
 Vanguard/Trustees- Equity-International
  Portfolio

INDEX FUNDS
 Vanguard Index Trust
 Vanguard Tax-Managed Fund
 Vanguard Balanced Index Fund
 Vanguard Bond Index Fund
 Vanguard International Equity Index Fund
 Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
 Vanguard Money Market Reserves
 Vanguard Admiral Funds

INCOME FUNDS
 Vanguard Fixed Income Securities Fund
 Vanguard Admiral Funds
 Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
 Vanguard Municipal Bond Fund
 Vanguard State Tax-Free Funds
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
 Vanguard Municipal Bond Fund
 Vanguard State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)



Q300-11/96